--------------------------------------------------------------------------------
EMERGING MARKET FIXED INCOME
--------------------------------------------------------------------------------

Alliance Multi-Market
Strategy Trust

Annual Report
October 31, 2001

                                [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 21, 2001

Dear Shareholder:

This report contains the performance, investment strategy and outlook for Alliance Multi-Market Strategy Trust (the "Fund") for the annual reporting period ended October 31, 2001.

Investment Objective and Policies

This open-end Fund seeks the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally at least 70% of the Fund's debt securities will be denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. dollar to 25% of its net assets, except for the euro, in which the Fund may invest up to 50% of its net assets.

Investment Performance

The following table provides the Fund's performance during the six- and 12-month periods ended October 31, 2001. For comparison, we have included the performance for the Merrill Lynch 1-5 Year Government Bond Index, a standard measure of the performance of a basket of unmanaged short-term Treasury securities, and the Lipper Short World Multi-Market Income Funds Average, which reflects the average performance of 17 funds and 13 funds during the six- and 12-month periods, respectively, with similar investment objectives to the Fund.

INVESTMENT RESULTS*
Periods Ended October 31, 2001

                                                       -------------------------
                                                             Total Returns
                                                       -------------------------
                                                       6 Months        12 Months
--------------------------------------------------------------------------------
Alliance Multi-Market Strategy Trust
      Class A                                             3.96%            8.27%
--------------------------------------------------------------------------------
      Class B                                             3.58%            7.49%
--------------------------------------------------------------------------------
      Class C                                             3.40%            7.48%
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year Government Bond Index              6.18%           12.06%
--------------------------------------------------------------------------------
Lipper Short World Multi-Market Income Funds Average      2.94%            6.41%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

   The unmanaged Merrill Lynch 1-5 Year Government Bond Index consists of short-term U.S. Treasury securities maturing in one to five years. The Lipper Short World Multi-Market Income Funds Average (the "Lipper Average") reflects performance of 17 funds and 13 funds during the six- and 12-month periods ended October 31, 2001. The funds that comprise the Lipper Average have generally similar investment objectives to the Fund, although investment policies


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

   for the various funds may differ. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Multi-Market Strategy Trust.

   Additional investment results appear on pages 6-9.

During the past six- and 12-month periods ended October 31, 2001, the Fund underperformed the Merrill Lynch 1-5 Year Government Bond Index. However, the Fund outperformed the Lipper Short World Multi-Market Income Funds, an average of similarly invested funds, during the six- and 12-month periods. For the annual period ended October 31, 2001, the Fund ranked second in a universe of 13 similarly managed funds.

U.S. debt markets outperformed the European markets as well as the other dollar-bloc countries (dollar-bloc countries include the United States, Canada, New Zealand and Australia) during the 12-month period. The Fund's holdings in non-U.S. debt securities, which did not perform as well as the U.S., dampened performance over the past 12-months relative to the Merrill Lynch 1-5 Year Government Bond Index, which measures only U.S. dollar-denominated securities. As mentioned in more detail in the market review section, the economic slowdown in the U.S. started earlier, and was sharper, than the European slowdown. As a result, U.S. government bonds benefited from investors' desire for risk averse securities. Since the Fund holds more non-U.S. debt securities, it did not take advantage of these U.S. government bonds.

Also detracting from the Fund's performance for the 12-month period was our decision to hedge euro-denominated securities. During the six-month period, despite its recent weakening, the euro strengthened against the U.S. dollar. Our hedging decision, therefore, eliminated any advantage on currency exposure. However, our decision to hedge non-euro currencies helped performance, as those currencies generally weakened against the U.S. dollar. The Fund's performance was helped relative to the Lipper Funds Average as a result of the Fund's overweight position in U.S. securities. In addition, our focus on shorter-term maturities also contributed to performance as the yield curve steepened.

Market Overview

Global economic growth decelerated since our last annual report in October of 2000. The U.S. economy led the downturn, losing momentum as equity values deteriorated and consumer confidence declined. Restrained capital spending, inventory reductions, shrinking investments and weaker export performance significantly slowed the economy, resulting in an end to the longest economic expansion since World War II. In addition to the global slowdown already in progress, the events of September 11 further depressed U.S. consumer and investor confidence. The U.S. economy ended the period in an official recession, with preliminary growth for the third quarter contracting to -1.10%.


--------------------------------------------------------------------------------
2 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

In Europe, domestic confidence and export prospects were reduced as a result of weak economic conditions in the U.S. The European Central Bank (ECB) has lagged the U.S. Fed, easing only 150 basis points in 2001 as of November compared to the U.S. Fed's 450 basis point cut. (The latest interest rate cut of 50 basis points by the ECB was completed on November 8.)

In Japan, poor global growth prospects further reduced the government's ability to deal with resurgent weakness in confidence and a 10-year financial crisis. Japan's unemployment rate accelerated in September to 5.3%. Additional economic data continued to show a sharp drop in industrial production, import growth and consumer confidence.

The short-term U.S. bond market, as represented by the Merrill Lynch 1-5 Year Government Bond Index, posted a positive return of 12.06% during the annual period. The U.S. and European government markets posted strong returns for the period as volatility in global financial markets, deterioration in the equity markets and tightening credit conditions drove investors to the safety of government bonds. The easing of monetary policy with interest rate cuts by the U.S. Fed, and later by the ECB, helped the short-term government bond market as yield curves steepened. Yields in government debt declined as investors preferred the safety of government bonds rather than lower-rated corporate bonds.

The European investment grade corporate bond sector offered attractive investment opportunities in the first half of 2001 as macroeconomic factors were supportive (i.e., global liquidity through interest rate cuts). However, in July, European corporates were under pressure as earnings visibility and equity prices began to deteriorate. Cyclical issuers were severely impacted by mounting evidence of a sharp slowdown in the global economy and the impact on potential growth.

Investment Strategy

For the 12-month period the Fund focused its investment in the U.S. dollar high-grade corporate sector early in the period, as we believed it provided the best value compared to other investment opportunities. The investment strategy for the Fund was constructed on expected interest rate cuts by the U.S. Fed, as well as our belief that corporate securities were at historically cheap levels compared to Treasuries. In addition, we concentrated the Fund in 2-5 year maturities, which we anticipated would benefit from a steepening of the yield curve as interest rate cuts were enacted.

Also, early in the period, we eliminated our position in Mexican Treasury securities and reallocated the proceeds into short-maturity corporates (Deutsche Bank Finance) within the financial services sector. We believed that our position in Mexico had reached its valuation target and risked being adversely affected by the economic slowdown in the U.S. The Mexican economy is closely tied to and impacted by the U.S. economy. We also increased our hedged Swedish krona denominated mortgage bank position, as interest rate cuts were expected. Sweden's economy is particu-


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

larly exposed to the global slowdown due to its dependence on the technology and telecommunications sectors, which have declined significantly during the last year.

During the later half of the annual reporting period, we used the strength of the U.S. bond market to reduce the Fund's U.S. corporate overweight position at favorable levels. We invested the proceeds into European government and corporate debt, as well as New Zealand and Australian government debt. We also reduced our Scandinavian (Denmark and Finland) and United Kingdom government holdings. We further increased our exposure to European government and corporate securities as those economies slowed substantially and further monetary easing was expected. For the most part, the Fund's non-U.S. dollar currencies continued to be hedged.

Outlook

The events of September 11 have triggered a change in the risk profile of the U.S. economy with an official recession now underway. We believe the unemployment rate will climb over the next several months, weakening consumer confidence further. The anticipated package of economic recovery measures failed to pass Congress on December 20, leaving Congress to adjourn for the year without enacting legislation. Given the demise of the stimulus package, we still anticipate economic recovery to be delayed until the spring of 2002; however, less robust than originally anticipated had the stimulus package been approved.

During the peak growth period in the U.S. during the mid-1990s, economic growth in Europe lagged. However, as U.S. growth deteriorated rapidly due to the bursting of the technology bubble, Europe's economy fared better with a milder and delayed slowdown. Europe will likely show slightly negative growth in the final quarter of 2001 and a moderate recovery in 2002. We forecast European growth for 2001 to be 1.40% and 1.00% for 2002. We also expect the ECB to lower interest rates to 2.50% within the next six months and continue its easing stance to help further along the economic recovery process. We believe that the liquidity currently being provided by the ECB will feed through the broader economy and benefit both European government and investment grade corporate bonds.

In Japan, we forecast growth to be -1.10% in 2001 and -0.50% in 2002 due to global weakness. Although the U.S. Fed and the ECB infused the markets with liquidity, the Bank of Japan (BOJ) has promised a more generous liquidity stance for the long-term.

We believe the global economy will recover in the first half of 2002. As it does, we expect interest rates to begin rising in the U.S., especially in the front end of the yield curve (shorter maturities). We expect European growth to lag the U.S. as it recovers and interest rates in Europe to rise (but not as much as in the U.S.). Therefore, we plan to begin to increase our exposure to Europe at the expense of our U.S. holdings early in 2002. The dollar-bloc countries of Australia and New Zealand currently


--------------------------------------------------------------------------------
4 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

appear cheap relative to the U.S., and we expect to retain those holdings in the Fund.

Thank you for your continued interest and investment in Alliance Multi-Market Strategy Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Douglas J. Peebles

Douglas J. Peebles
Vice President

[PHOTO] John D. Carifa

[PHOTO] Douglas J. Peebles

Portfolio Manager, Douglas J. Peebles, has over 14 years of investment experience.


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE MULTI-MARKET STRATEGY TRUST
GROWTH OF A $10,000 INVESTMENT
10/31/91 TO 10/31/01

 [The following table was depicted as a mountain chart in the printed material.]

Merrill Lynch 1-5 Year Government Bond Index: $19,319

Alliance Multi-Market Strategy Trust Class A: $14,253

Lipper Short-World Multi-Market Income Funds Average: $13,529

This chart illustrates the total value of an assumed $10,000 investment in Alliance Multi-Market Strategy Trust Class A shares (from 10/31/91 to 10/31/01) as compared to the performance of an appropriate broad-based index and the Lipper Short-World Multi-Market Income Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Merrill Lynch 1-5 Year Government Bond Index is composed of U.S. government agency and Treasury securities with maturities of one to five years.

The Lipper Short-World Multi-Market Income Funds Average reflects the performance of 5 funds (based on the number of funds in the average from 10/31/91 to 10/31/01). These funds have generally similar investment objectives to Alliance Multi-Market Strategy Trust, although the investment policies of some funds included in the average may vary.

When comparing Alliance Multi-Market Strategy Trust to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Multi-Market Strategy Trust.


--------------------------------------------------------------------------------
6 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE MULTI-MARKET STRATEGY TRUST
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                               [BAR CHART OMITTED]

        Alliance Multi-Market Strategy Trust-Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                         Alliance Multi-Market            Merrill Lynch 1-5 Year
                            Strategy Trust                Government Bond Index
--------------------------------------------------------------------------------
10/31/92                        -2.80%                             9.16%
10/31/93                         9.02%                             7.50%
10/31/94                        -2.63%                            -0.30%
10/31/95                        -6.47%                            10.37%
10/31/96                        16.37%                             5.77%
10/31/97                         7.82%                             6.83%
10/31/98                         6.90%                             8.72%
10/31/99                         2.95%                             1.99%
10/31/00                         3.17%                             6.27%
10/31/01                         8.27%                            12.06%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the Fund's net asset value (NAV). Returns for Class B and Class C shares will vary due to different expenses charged to these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Merrill Lynch 1-5 Year Government Bond Index consists of short-term U.S. Treasury securities maturing in one to five years. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Multi-Market Strategy Trust.


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
October 31, 2001

INCEPTION DATES          PORTFOLIO STATISTICS

Class A Shares           Net Assets ($mil): $315.8
5/29/91
Class B Shares
5/29/91
Class C Shares
5/3/93

COUNTRY BREAKDOWN

42.4% Euro
16.3% U.S. Dollar
10.0% New Zealand Dollar
 8.6% Swedish Krona
 5.9% British Pound             [PIE CHART OMITTED]
 4.7% Canadian Dollar
 4.7% Australian Dollar
 3.7% Polish Zloty
 1.3% Danish Krone

 2.4% Short-Term

All data as of October 31, 2001. The Fund's country breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge         With Sales Charge
                1 Year                   8.27%                      3.67%
               5 Years                   5.80%                      4.89%
              10 Years                   4.06%                      3.61%
             SEC Yield**                 3.37%

Class B Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge         With Sales Charge
                1 Year                   7.49%                      4.53%
               5 Years                   4.98%                      4.98%
              10 Years(a)                3.24%                      3.24%
             SEC Yield**                 2.59%

Class C Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge         With Sales Charge
                1 Year                   7.48%                      6.50%
               5 Years                   4.99%                      4.99%
       Since Inception*                  3.97%                      3.97%
             SEC Yield**                 2.63%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER END (SEPTEMBER 30, 2001)

                                   Class A            Class B            Class C
                                   Shares             Shares             Shares
--------------------------------------------------------------------------------
                1 Year              2.99%              3.84%              5.79%
               5 Years              4.92%              5.02%              5.03%
              10 Years              3.62%              3.57%               N/A
       Since Inception*             3.75%              3.70%              3.89%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuations may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Inception: 5/29/91, Class A and Class B; 5/3/93, Class C.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended
   October 31, 2001.

(a) Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2001

                                                  Principal
                                                     Amount
                                                      (000)         U.S. $ Value
--------------------------------------------------------------------------------

Australia-4.6%
Debt Obligations-4.6%
International Bank of Reconstruction &
   Development
   5.50%, 5/14/03(a).....................    AUD     13,795        $   7,077,632
Queensland Treasury Corp. Series 03
   8.00%, 5/14/03(a).....................            14,000            7,449,872
                                                                   -------------
Total Australian Securities
   (cost $15,236,252)....................                             14,527,504
                                                                   -------------

Belgium-4.1%
Government Obligations-4.1%
Kingdom of Belgium
  7.25%, 4/29/04(a)......................    EUR      7,100            6,966,201
  7.75%, 10/15/04(a).....................             6,100            6,135,065
                                                                   -------------
Total Belgium Securities
   (cost $13,214,314)....................                             13,101,266
                                                                   -------------

Canada-4.6%
Government Obligation-4.6%
Government of Canada
   8.75%, 12/01/05(a)
   (cost $14,647,883)....................    CAD     19,500           14,536,475
                                                                   -------------

Denmark-1.3%
Government Obligation-1.3%
Kingdom of Denmark
   8.00%, 5/15/03(a)
   (cost $5,072,721).....................    DKK     31,500            4,045,325
                                                                   -------------

Finland-2.4%
Government Obligation-2.4%
Government of Finland
   7.25%, 4/18/06(a)
   (cost $7,717,352).....................    EUR      7,500            7,651,530
                                                                   -------------

France-3.1%
Government Obligation-3.1%
Government of France
   8.50%, 4/25/03(a)
   (cost $11,392,143)....................            10,000            9,672,391
                                                                   -------------


--------------------------------------------------------------------------------
10 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------

Germany-11.7%
Debt Obligation-4.8%
Suedwestdeutscheland EMTN
   6.50%, 2/25/02(a) .................          US$     15,000     $15,182,535
                                                                   -----------

Government Obligation-6.9%
Bundesobligation
   5.00%, 2/17/06(a) .................          EUR     23,180      21,912,067
                                                                   -----------

Total German Securities
   (cost $37,430,467) ................                              37,094,602
                                                                   -----------

Italy-17.5%
Government Obligations-17.5%
Republic of Italy
   8.50%, 4/01/04(a) .................                   8,500       8,530,455
   9.50%, 1/01/05(a) .................                  44,250      46,677,164
                                                                   -----------
Total Italian Securities
   (cost $58,983,300) ................                              55,207,619
                                                                   -----------

Netherlands-7.4%
Debt Obligation-3.1%
Deutsche Finance BV
   6.75%, 6/24/04(a) .................          US$      9,000       9,717,498
                                                                   -----------

Government Obligation-4.3%
Government of Netherlands
   3.00%, 2/15/02(a) .................          EUR     15,050      13,519,470
                                                                   -----------
Total Dutch Securities
   (cost $24,636,723) ................                              23,236,968
                                                                   -----------

New Zealand-8.8%
Government Obligation-8.8%
Government of New Zealand
   8.00%, 4/15/04(a)
   (cost $28,215,901) ................          NZ$     63,000      27,709,348
                                                                   -----------

Poland-3.6%
Debt Obligations-3.6%
European Bank for Reconstruction &
   Development
   19.00%, 12/05/01(a) ...............          PLN     27,000       6,619,756
International Bank of Reconstruction &
   Development
   17.00%, 1/11/02(a) ................                  20,000       4,893,778
                                                                   -----------
Total Polish Securities
   (cost $11,543,203) ................                              11,513,534
                                                                   -----------


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
------------------------------------------------------------------------------

Spain-3.2%
Government Obligation-3.2%
Government of Spain
   8.00%, 5/30/04(a)
   (cost $11,858,846) .........                 EUR     10,000     $ 9,999,954
                                                                   -----------

Sweden-8.4%
Debt Obligation-4.5%
AB Spintab
   5.75%, 6/15/05(a) ..........                 SEK    145,500      14,123,727
                                                                   -----------

Government Obligation-3.9%
Kingdom of Sweden
   10.25%, 5/05/03(a) .........                        121,200     12,400,016
                                                                  -----------
Total Swedish Securities
   (cost $29,307,865) .........                                    26,523,743
                                                                  -----------

United Kingdom-5.8%
Debt Obligation-4.3%
Abbey National Treasury
   6.50%, 3/05/04(a) ..........                 GBP      9,000      13,556,486
                                                                   -----------

Government Obligation-1.5%
U.K. Treasury Gilts
   6.75%, 11/26/04(a) .........                          3,000       4,654,589
                                                                   -----------
Total United Kingdom Securities
   (cost $20,273,150) .........                                     18,211,075
                                                                   -----------

United States-9.2%
Debt Obligation-4.5%
KFW International Finance
   5.00%, 12/22/04(a) .........                 US$     13,500      14,099,400
                                                                   -----------

Government Agency
   Obligation-1.0%
FNMA Global
   7.25%, 6/20/02(a) ..........                 NZ$      7,850       3,277,012
                                                                   -----------

Government Obligations-3.7%
U.S. Treasury Bonds
   4.63%, 5/15/06(a) ..........                 US$      7,500       7,844,550
   10.75%, 8/15/05 ............                          3,000       3,784,680
                                                                   -----------
                                                                    11,629,230
                                                                   -----------
Total United States Securities
   (cost $30,861,366) .........                                     29,005,642
                                                                   -----------


--------------------------------------------------------------------------------
12 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                 Contracts(b)/
                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-2.3%
Time Deposit-2.3%
Royal Bank of Canada
   2.56%, 11/01/01
   (cost $7,300,000) ...............            US$      7,300   $   7,300,000
                                                                 -------------

Total Investments-98.0%
   (cost $327,691,486) .............                               309,336,976
                                                                 -------------

Poland-0.0%
Written Option-0.0%
Polish Zloty, Currency Call Option,
   European Style,
   Strike 4.05, Exp.11/29/01
   (premium $15,524) ...............            PLN    (15,000)        (18,335)
                                                                 -------------

Total Investments Net of
   Outstanding Call Option
   Written-98.0%
   (cost $327,675,962) .............                               309,318,641
Other assets less liabilities-2.0%                                   6,465,061
                                                                 -------------

Net Assets-100% ....................                             $ 315,783,702
                                                                 =============

(a) Securities, or portion thereof, with an aggregate market value of $298,252,296 have been segregated to collateralize forward exchange currency contracts.

(b) One contract relates to 1 share.

    Glossary of Terms:

    EMTN - Euro Medium Term Note.

    FNMA - Federal National Mortgage Association.

    See notes to financial statements.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2001

Assets
Investments in securities, at value (cost $327,691,486) ......  $  309,336,976
Cash .........................................................          75,710
Foreign cash, at value (cost $426,385) .......................         426,602
Interest receivable ..........................................      10,087,295
Unrealized appreciation of forward exchange currency
   contracts .................................................       1,169,319
Receivable for capital stock sold ............................         430,726
Receivable for investment securities sold and foreign
   currency contracts ........................................          15,585
                                                                 -------------
Total assets .................................................     321,542,213
                                                                 -------------
Liabilities
Option written (premium $15,524) .............................          18,335
Payable for investment securities purchased and foreign
   currency contracts ........................................       3,844,361
Payable for capital stock redeemed ...........................         622,192
Dividend payable .............................................         591,511
Advisory fee payable .........................................         161,422
Distribution fee payable .....................................          96,034
Accrued expenses and other liabilities .......................         424,656
                                                                 -------------
Total liabilities ............................................       5,758,511
                                                                 -------------
Net Assets ...................................................   $ 315,783,702
                                                                 =============
Composition of Net Assets
Capital stock, at par ........................................   $      52,666
Additional paid-in capital ...................................     396,390,552
Distributions in excess of net investment income .............      (1,585,682)
Accumulated net realized loss on investments,
   written options and foreign currency transactions .........     (61,849,614)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities ...............     (17,224,220)
                                                                 -------------
                                                                 $ 315,783,702
                                                                 =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($289,264,861/48,255,260 shares of capital stock
   issued and outstanding) ...................................           $5.99
Sales charge--4.25% of public offering price .................            0.27
                                                                         -----
Maximum offering price .......................................           $6.26
                                                                         =====
Class B Shares
Net asset value and offering price per share
   ($11,310,607/1,881,312 shares of capital stock
   issued and outstanding) ...................................           $6.01
                                                                         =====
Class C Shares
Net asset value and offering price per share
   ($15,208,234/2,529,107 shares of
   capital stock issued and outstanding) .....................           $6.01
                                                                         =====

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2001

Investment Income
Interest (net of foreign taxes witheld
  of $185,734)..........................                        $    23,796,335
Expenses
Advisory fee............................  $     1,943,687
Distribution fee - Class A..............          889,175
Distribution fee - Class B..............          123,248
Distribution fee - Class C..............          152,314
Transfer agency.........................          956,167
Custodian...............................          386,983
Printing................................          215,715
Administrative..........................          133,000
Audit and legal.........................          105,156
Registration............................           48,399
Directors' fees.........................           20,885
Miscellaneous...........................           17,419
                                          ---------------
Total expenses..........................                              4,992,148
                                                                ---------------
Net investment income...................                             18,804,187
                                                                ---------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized loss on investment and written
   option transactions..................                             (3,054,205)
Net realized loss on foreign currency
   transactions.........................                            (21,306,484)
Net change in unrealized appreciation/
   depreciation of:
     Investments........................                             33,030,003
     Foreign currency denominated assets
     and liabilities....................                             (1,573,425)
                                                                ---------------
Net gain on investments, written options
   and foreign currency transactions....                              7,095,889
                                                                ---------------
Net Increase in Net Assets from
   Operations...........................                        $    25,900,076
                                                                ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                              Year Ended       Year Ended
                                              October 31,      October 31,
                                                 2001             2000
                                             =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ....................   $  18,804,187    $  23,230,619
Net realized gain (loss) on investments,
   written options and foreign currency
   transactions ..........................     (24,360,689)       9,283,237
Net change in unrealized appreciation/
   depreciation of investments and foreign
   currency denominated assets and
   liabilities ...........................      31,456,578      (21,382,643)
                                             -------------    -------------
Net increase in net assets from
   operations ............................      25,900,076       11,131,213
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...............................     (15,811,764)     (21,417,678)
   Class B ...............................        (609,918)        (839,759)
   Class C ...............................        (760,151)        (973,182)
Distributions in excess of net investment
   income
   Class A ...............................              -0-      (1,073,846)
   Class B ...............................              -0-         (42,104)
   Class C ...............................              -0-         (48,794)
Taxt return of capital
   Class A ...............................     (12,255,833)              -0-
   Class B ...............................        (472,753)              -0-
   Class C ...............................        (589,199)              -0-
Capital Stock Transactions
Net decrease .............................     (14,855,981)     (85,568,229)
                                             -------------    -------------
Total decrease ...........................     (19,455,523)     (98,832,379)
Net Assets
Beginning of period ......................     335,239,225      434,071,604
                                             -------------    -------------
End of period (including undistributed net
   investment income of $13,281,086 at
   October 31, 2000) .....................   $ 315,783,702    $ 335,239,225
                                             =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2001

NOTE A

Significant Accounting Policies

Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency con-


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

tracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses, tax return of capital and net operating losses resulted in a net decrease in accumulated net realized loss on investments, written options and foreign currency transactions, a net increase in distributions in excess of net invest-


--------------------------------------------------------------------------------
18 o  ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

7. Change in Accounting Principles

In November 2000, the American Institute of Certified Public Accountants
(AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not affect the amount of distributions paid to shareholders, because the Fund determines its required distributions under federal income tax laws.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .60 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $133,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 2001.

The Fund compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $666,017 for the year ended October 31, 2001.

For the year ended October 31, 2001, the Fund's expenses were reduced by $12,595 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $29,399 from the sale of Class A shares and $18,337 and $1,754 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 2001.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays dis-


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

tribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $10,515,703 and $1,398,259 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $216,596,988 and $264,466,798, respectively, for the year ended October 31, 2001. There were purchases of $27,221,405 and sales of $16,672,876 of U.S. government and government agency obligations for the year ended October 31, 2001.

At October 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $662,566 and gross unrealized depreciation of investments was $19,017,076 resulting in net unrealized depreciation of $18,354,510 (excluding foreign currency transactions).

At October 31, 2001, the Fund had a capital loss carryforward of $61,849,614 of which $33,977,958 expires in the year 2002, $6,103,309 expires in the year 2003, $973,274 expires in the year 2004, $572,902 expires in the year 2005, $6,799,602 expires in the year 2007, $9,788,373 expires in the year 2008 and $3,634,196 expires in the year 2009. In addition, during the current fiscal year, capital loss carryforwards of $24,820,928 expired unutilized.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies, and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.


--------------------------------------------------------------------------------
20 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Fluctuations in the value of forward exchange currency contracts, are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund in that particular currency contract.

At October 31, 2001, the Fund had outstanding forward exchange currency contracts, as follows:

                                                 U.S. $
                                 Contract      Value on        U.S. $     Unrealized
                                   Amount   Origination       Current  Appreciation/
                                    (000)          Date         Value (Depreciation)
------------------------------------------------------------------------------------
Forward Exchange
  Currency Buy
  Contracts
Canadian Dollar,
  settling 11/05/01                5,000   $  3,184,065 $   3,150,270    $  (33,795)
Japanese Yen,
  settling 11/02/01-11/26/01   2,800,000     23,137,481    22,869,954      (267,527)
Polish Zloty,
  settling 11/07/01               30,000      6,931,611     7,318,093       386,482
Forward Exchange
  Currency Sale
  Contracts
Australian Dollar,
  settling 12/03/01               28,511     14,454,925    14,313,564       141,361
British Pound,
  settling 11/28/01               11,600     16,772,092    16,830,604       (58,512)
Canadian Dollar,
  settling 11/05/01-12/10/01      15,000      9,544,958     9,448,060        96,898
Danish Krona,
  settling 11/29/01               31,800      3,816,634     3,862,951       (46,317)
Euro,
  settling 11/13/01-12/11/01     151,734    136,916,414   136,364,325       552,089


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                                                 U.S. $
                                 Contract      Value on        U.S. $     Unrealized
                                   Amount   Origination       Current  Appreciation/
                                    (000)          Date         Value (Depreciation)
------------------------------------------------------------------------------------
Japanese Yen,
  settling 11/02/01-11/26/01    2,800,000  $ 23,242,387  $ 22,869,954   $    372,433
New Zealand Dollar,
  settling 12/03/01                74,928    31,020,271    30,816,092        204,179
Polish Zloty,
  settling 11/07/01                30,000     7,153,076     7,318,093       (165,017)
Swedish Krona,
  settling 11/16/01               292,415    27,382,212    27,395,167        (12,955)
                                                                        ------------
                                                                        $  1,169,319
                                                                        ------------

2. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current mar-


--------------------------------------------------------------------------------
22 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ket value. Transactions in written options for the year ended October 31, 2001 were as follows:

                                             Number of
                                             Contracts
                                               (000)         Premium
                                            ============   ============
Options outstanding at beginning
   of period..............................            -0-  $         -0-
Options written...........................       (15,000)       (15,524)
                                            ------------   ------------
Options outstanding at October 31, 2001...       (15,000)  $    (15,524)
                                            ------------   ------------
3. Interest Rate Swap Agreements

The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. At October 31, 2001, the Fund had no outstanding currency or interest rate swap contracts.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                     -----------------------------   --------------------------------
                                 Shares                           Amount
                     -----------------------------   --------------------------------
                      Year Ended        Year Ended     Year Ended          Year Ended
                     October 31,       October 31,    October 31,         October 31,
                            2001              2000           2001                2000
                     ----------------------------------------------------------------
Class A
Shares sold            3,403,454          927,640    $ 20,383,897        $  5,708,779
-------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends            2,498,524        1,804,530      14,888,364          11,102,260
-------------------------------------------------------------------------------------
Shares converted
  from Class B           345,892          348,834       2,060,495           2,145,104
-------------------------------------------------------------------------------------
Shares redeemed       (8,279,567)     (15,915,175)    (49,504,139)        (98,114,034)
-------------------------------------------------------------------------------------
Net decrease          (2,031,697)     (12,834,171)   $(12,171,383)       $(79,157,891)
=====================================================================================

Class B
Shares sold              595,382          493,126    $  3,569,713        $  3,048,341
-------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              117,862           90,646         705,162             560,199
-------------------------------------------------------------------------------------
Shares converted
  to Class A            (344,682)        (347,402)     (2,060,495)         (2,145,104)
-------------------------------------------------------------------------------------
Shares redeemed         (626,754)        (966,636)     (3,762,712)         (5,988,280)
-------------------------------------------------------------------------------------
Net decrease            (258,192)        (730,266)   $ (1,548,332)       $ (4,524,844)
=====================================================================================

Class C
Shares sold              421,292          271,561    $  2,519,345        $  1,678,176
-------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              129,893           91,186         777,221             563,058
-------------------------------------------------------------------------------------
Shares redeemed         (739,189)        (666,719)     (4,432,832)         (4,126,728)
-------------------------------------------------------------------------------------
Net decrease            (188,004)        (303,972)   $ (1,136,266)       $ (1,885,494)
=====================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2001.


--------------------------------------------------------------------------------
24 o  ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------
FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                  ---------------------------------------------------------------------------------
                                                                                   Class A
                                                  ---------------------------------------------------------------------------------
                                                                             Year Ended October 31,
                                                  ---------------------------------------------------------------------------------
                                                         2001              2000             1999            1998            1997
                                                  ---------------------------------------------------------------------------------
Net asset value,
  beginning of period.............                $      6.08        $     6.29       $     6.64       $    7.11       $    7.23
                                                  ---------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)..........                        .35               .38              .42             .44             .47
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions...........                        .13              (.19)            (.22)            .02             .08
                                                  ---------------------------------------------------------------------------------
Net increase in net asset
  value from operations...........                        .48               .19              .20             .46             .55
                                                  ---------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income...............                       (.32)             (.38)            (.42)           (.44)           (.47)
Distributions in excess of net
  investment income...............                         -0-             (.02)            (.02)           (.42)           (.20)
Tax return of capital.............                       (.25)               -0-            (.11)           (.07)             -0-
                                                  ---------------------------------------------------------------------------------
Total dividends and
  distributions...................                       (.57)             (.40)            (.55)           (.93)           (.67)
                                                  ---------------------------------------------------------------------------------
Net asset value,
  end of period...................                $      5.99        $     6.08       $     6.29       $    6.64       $    7.11
                                                  =================================================================================
Total Return
Total investment return based
  on net asset value(b)...........                       8.27%             3.17%            2.95%           6.90%           7.82%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted).................                $   289,265        $  305,610       $  396,867       $  95,568       $  96,133
Ratio to average net assets of:
  Expenses........................                       1.48%             1.52%(c)         1.44%(c)        1.74%(c)        1.58%(c)
  Net investment income...........                       5.87%             6.25%            6.23%           6.46%           6.50
Portfolio turnover rate...........                         79%               82%             124%            240%            173%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                  ---------------------------------------------------------------------------------
                                                                                   Class B
                                                  ---------------------------------------------------------------------------------
                                                                             Year Ended October 31,
                                                  ---------------------------------------------------------------------------------
                                                         2001              2000             1999             1998           1997
                                                  ---------------------------------------------------------------------------------
Net asset value,
  beginning of period .........                    $     6.10        $     6.32       $     6.66       $     7.11      $    7.23
                                                  ---------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ......                           .30                33              .36              .36            .42
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions .......                           .13              (.19)            (.22)             .05            .06
                                                  ---------------------------------------------------------------------------------
Net increase in net asset
  value from operations .......                           .43               .14              .14              .41            .48
                                                  ---------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........                          (.29)             (.34)            (.36)            (.36)          (.42)
Distributions in excess of net
  investment income ...........                            -0-             (.02)            (.02)            (.43)          (.18)
Tax return of capital .........                          (.23)               -0-            (.10)            (.07)            -0-
                                                  ---------------------------------------------------------------------------------
Total dividends and
  distributions ...............                          (.52)             (.36)            (.48)            (.86)          (.60)
                                                  ---------------------------------------------------------------------------------
Net asset value,
  end of period ...............                    $     6.01        $     6.10       $     6.32       $     6.66      $    7.11
                                                  =================================================================================
Total Return
Total investment return based
  on net asset value(b)  ......                          7.49%             2.30%            2.13%            6.24%          6.90%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............                    $   11,311        $   13,052       $   18,129       $    7,217      $  29,949
Ratio to average net assets of:
  Expenses ....................                          2.24%             2.28%(c)         2.15%(c)         2.41%(c)       2.29%(c)
  Net investment income .......                          5.05%             5.44%            5.46%            5.64%          5.79%
Portfolio turnover rate .......                            79%               82%             124%             240%           173%
------------------------------------------------------------------------------------------------------------------------------------

See footnote summary on page 28.


--------------------------------------------------------------------------------
26 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

                                                  ---------------------------------------------------------------------------------
                                                                                   Class C
                                                  ---------------------------------------------------------------------------------
                                                                             Year Ended October 31,
                                                  ---------------------------------------------------------------------------------
                                                         2001             2000              1999             1998           1997
                                                  ---------------------------------------------------------------------------------
Net asset value,
  beginning of period.............                 $     6.10        $    6.31        $     6.65       $     7.11      $    7.23
                                                  ---------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)..........                        .30               34               .36              .25            .42
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions...........                        .13             (.19)             (.22)             .16            .07
                                                  ---------------------------------------------------------------------------------
Net increase in net asset
  value from operations...........                        .43              .15               .14              .41            .49
                                                  ---------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income...............                       (.29)            (.34)             (.36)            (.41)          (.42)
Distributions in excess of net
  investment income...............                         -0-            (.02)             (.02)            (.42)          (.19)
Tax return of capital.............                       (.23)              -0-             (.10)            (.04)            -0-
                                                  ---------------------------------------------------------------------------------
Total dividends and
  distributions...................                       (.52)            (.36)             (.48)            (.87)          (.61)
                                                  ---------------------------------------------------------------------------------
Net asset value,
  end of period...................                 $     6.01        $    6.10        $     6.31             6.65     $     7.11
                                                  =================================================================================
Total Return
Total investment return based
  on net asset value(b)...........                       7.48%            2.46%             2.13%            6.10%          6.92%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted).................                    $15,208       $   16,578        $   19,076       $   16,518     $    1,203
Ratio to average net assets of:
  Expenses........................                       2.19%            2.22%(c)          2.15%(c)         2.61%(c)       2.28%(c)
  Net investment income...........                       5.10%            5.52%             5.50%            5.28%          5.80%
Portfolio turnover rate...........                         79%              82%              124%             240%           173%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                                    Year Ended October 31,
                                               ---------------------------------
                                               2000     1999     1998     1997
                                               ---------------------------------
    Class A.............                       1.50%    1.42%    1.73%    1.57%
    Class B.............                       2.27%    2.14%    2.40%    2.28%
    Class C.............                       2.21%    2.14%    2.60%    2.27%


--------------------------------------------------------------------------------
28 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                                ----------------
                                                                AUDITOR'S REPORT
                                                                ----------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Multi-Market Strategy Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Multi-Market Strategy Trust, Inc. at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 7, 2001


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 29

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

equity

Another term for stock.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

monetary policy

The regulation of the money supply and interest rates by a country's central bank with the purpose of controlling inflation and stabilizing currency.

portfolio

The collection of securities that make up a fund's or an investor's investments.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
30 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------
ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


-------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 31

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Automatic Reinvestment

   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o  Automatic Investment Program

   Build your investment account by having money automatically transferred from your bank account on a regular basis.

o  Dividend Direction Plans

   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o  Auto Exchange

   You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o  Systematic Withdrawals

   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o  E-Statements and Electronic Delivery

   Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o  A Choice of Purchase Plans

   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o  Telephone Transaction

   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o  Alliance Answer: 24-Hour Information

   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o  The Alliance Advance

   A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
32 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Douglas J. Peebles, Vice President
Michael Mon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 33

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap
Fund Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
34 o ALLIANCE MULTI-MARKET STRATEGY TRUST

NOTES


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE MULTI-MARKET STRATEGY TRUST

Alliance Multi-Market Mtrategy Trust
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

  Alliance Capital [LOGO](R)
  The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MMSTAR1001